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RENT-A-CENTER, INC.

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FOR IMMEDIATE RELEASE

RENT-A-CENTER, INC. HIGHLIGHTS HOW ENGAGED CAPITAL IS SEEKING TO ADVANCE ITS OWN INTERESTS AT THE EXPENSE OF ALL OTHER STOCKHOLDERS

Engaged Capital Has Proposed No Plan Aside From Running a Self-Serving and Value Destructive Sale Process

Activist Hedge Fund has a History of Destroying Stockholder Value

Urges Stockholders to Protect Their Investment by Voting “FOR” Each of Rent-A-Center’s Highly Qualified Director Nominees on the WHITE Proxy Card

PLANO, Texas – May 22, 2017 – Rent-A-Center, Inc. (NASDAQ/NGS: RCII) (“Rent-A-Center” or the “Company”), the nation’s largest rent-to-own operator, today mailed a letter to its stockholders in connection with its 2017 Annual Meeting of Stockholders to be held on June 8, 2017.

The Rent-A-Center Board unanimously recommends stockholders vote the WHITE proxy card “FOR” the Company’s highly-qualified and experienced director nominees: Mark E. Speese, Jeffery M. Jackson and Leonard H. Roberts.

Rent-A-Center’s letter to stockholders and other materials regarding the Board’s recommendation for the 2017 Annual Meeting of Stockholders can be found at http://investor.rentacenter.com.

The full text of the letter is below:

TIME IS SHORT!

VOTE “FOR” THE EXECUTION OF THE BOARD’S STRATEGIC PLAN AND “FOR” YOUR BOARD’S NOMINEES ON THE WHITE CARD TODAY – BY SIGNING, DATING AND RETURNING THE WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED

Dear Rent-A-Center Stockholder,

We are less than three weeks away from the 2017 Rent-A-Center Annual Meeting of Stockholders, on June 8, 2017. As you know, activist hedge fund Engaged Capital, LLC (“Engaged Capital”) is seeking to replace three of our highly-qualified and accomplished directors with three of its own hand-picked nominees. We urge you to protect the value of your investment by voting for the Company’s slate of Directors – as Engaged Capital’s slate lacks the requisite skills, experience and commitment to best protect your interests.

In seeking representation on the Rent-A-Center Board, Engaged Capital is acting solely in its own interests and at the expense of all other Rent-A-Center stockholders. As a testament to Engaged Capital’s lack of understanding of Rent-A-Center’s business and industry, its only proposal has been to pursue an opportunistic, self-serving sale process at a time when the Company is undergoing a significant operational transformation. Engaged Capital’s sale proposal is not surprising given its short-term focus. The hedge fund first took a stake in Rent-A-Center in October 2016 and continued to build its position while the Company’s shares were trading at multi-year lows.

Notwithstanding Engaged Capital’s short-term time horizon and interest, the Rent-A-Center Board and management team have held extensive discussions with Engaged Capital in an effort to maintain a constructive dialogue and reach a resolution that would have avoided the disruption and expense of a contested election. In fact, the Rent-A-Center Board even offered two director seats to Engaged Capital, which Engaged Capital promptly rejected. Following this rejection, Engaged Capital has expressed no interest in negotiating with the Rent-A-Center Board to reach an amiable resolution, which further demonstrates its singular focus on solely advancing its own interests at the expense of all other Rent-A-Center stockholders.

We urge you to protect the value of your investment in Rent-A-Center and vote “FOR” all three of the Company’s experienced and highly-qualified director candidates – Mark E. Speese, Jeffery M. Jackson and Leonard H. Roberts – on the WHITE proxy card TODAY.

ENGAGED CAPITAL: SHORT-TERM FOCUS AND HISTORY OF STOCKHOLDER VALUE DESTRUCTION

Engaged Capital is a short-term focused activist hedge fund with a history of destroying stockholder value.

•	Short-term investor: Engaged Capital exited its ten most recent activist campaigns after an average holding period of only ~13 months.[1]

•	Consistent value destruction: Companies at which Engaged Capital has secured a Board seat have underperformed the S&P 500 index by an average of 7.8% from the time of Engaged Capital’s new director appointments. Excluding those companies that were sold subsequent to Engaged Capital’s new director appointments, underperformance relative to the S&P 500 was an average of 20.7%.[2]

[1]	Uses stake at 13F reporting dates to determine ownership; campaigns at: Volcano Corp., Silicon Image, Rentech, Outerwall, Oplink Communications, HeartWare International, Boulder Brands, Big 5 Sporting Goods, Aerovironment, Abercrombie & Fitch.
[2]	Calculated as total compound stockholder return from time of Engaged nominee appointment through the present (or, in the case of a sale, through the closing date), including dividend reinvestment.

The following illustrates outcomes for stockholders in three situations in which Engaged Capital has been involved in companies and that involvement has created adverse results for stockholders: 3, 4

In short, Engaged Capital has a track record of running short-term attacks on companies using aggressive rhetoric and dubious claims that ultimately result in poor returns for all stockholders.

ENGAGED CAPITAL HAS DEMONSTRATED ZERO UNDERSTANDING OF RENT-A-CENTER’S BUSINESS AND HAS OFFERED NO PLAN BEYOND RUNNING A SELF-SERVING SALE PROCESS

The Rent-A-Center Board of Directors takes its fiduciary responsibilities to stockholders seriously. The Board regularly reviews the Company’s strategic priorities and opportunities, and assesses them against a variety of strategic options. Everything we do is in the context of creating value for ALL of our stockholders.

The Rent-A-Center Board thoroughly reviewed Engaged Capital’s single, self-serving suggestion of immediately launching an opportunistic sale process. The Board determined that continuing to execute

[3]	Source: Company filings, FactSet, as of 5/17/17. Data runs from date Engaged Capital joined each Board (Abercrombie & Fitch: 6/19/14; Jamba Juice: 1/13/15; TriMas: 2/25/15) through close of market 5/17/17.
[4]

These investment illustrations do not capture the possible corporate governance risks that may arise if Engaged Capital’s nominees are elected to the Rent-A-Center Board. For example, Jeffrey J. Brown, one of Engaged Capital’s nominees, was a director of RCS Capital Corp. during the same period when (a) that company filed bankruptcy, and (b) one of its subsidiaries settled stockholder voting fraud charges and surrendered its broker-dealer licenses at the state and federal levels.

on our strategic plan will deliver substantially more value to all stockholders than conducting a sale process at this time, which will only transfer that upside to any potential buyers. Aside from an outright sale of the Company, Engaged Capital has offered NO plan, NO ideas and NO strategy to drive value for stockholders.

Rent-A-Center Board and Management Turnaround Plan Already Producing Results	Engaged Capital: No Operating Plan, No Ideas, No Strategy

✓ Rent-A-Center has a comprehensive turnaround plan carefully designed to grow and improve all segments of the business	× Engaged Capital has not demonstrated an understanding of Rent-A-Center’s business, the rent-to-own industry or the attractive stockholder value potential embedded in our strategic plan

✓ Plan was developed via a thoughtful and thorough process with input from the entire Board and senior management team	× Engaged Capital has offered no view on an operating strategy

✓ Plan includes specific, highly-actionable items the Company has and will continue to pursue in each of its segments to turn the business around and drive value for all stockholders	× Engaged Capital’s only proposal is to sell the Company now to benefit itself, while shares are trading near multi-year lows

✓ Strategic plan has already produced positive results and is being overseen by an experienced, independent and diverse Board that is committed to driving change and progress	× Selling the Company today would deprive existing stockholders of the significant upside embedded in the Board’s strategic plan

We believe that voting for Engaged Capital’s nominees is a vote for value destruction and would usurp the opportunity for Rent-A-Center stockholders to share in the upside embedded in the strategic plan, which is well underway and already delivering significant progress. It’s clear to us that Engaged Capital is pursuing a campaign solely for its own benefit, which will not maximize value for all Rent-A-Center stockholders.

PROTECT THE VALUE OF YOUR INVESTMENT – VOTE THE ENCLOSED WHITE PROXY CARD TODAY

In order to preserve the value of your investment and ensure the Company continues to execute on its strategic plan, it is important to support the Rent-A-Center Board’s compelling slate of nominees. Engaged Capital’s nominees will answer to only one stockholder and blindly pursue its agenda to immediately run an opportunistic sale process, despite how value destructive it may be for our stockholders other than Engaged Capital.

Your Board unanimously recommends that stockholders vote “FOR” Rent-A-Center’s three highly-qualified candidates – Mark E. Speese, Jeffery M. Jackson and Leonard H. Roberts – for election at the Company’s Annual Meeting, which is a vote in favor of a Board that is committed to acting in your best interests.

We urge you to protect the value of your investment and disregard Engaged Capital’s self-serving campaign by simply discarding any blue proxy card that you may receive from Engaged Capital. Instead, please use the enclosed WHITE proxy card to vote “FOR” your Board’s nominees TODAY – by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided.

Thank you for your continued support.

The Rent-A-Center Board of Directors:

Mark E. Speese	Michael J. Gade	Jeffery M. Jackson
J.V. Lentell	Steven L. Pepper	Leonard H. Roberts	Rishi Garg

If you have any questions, or need assistance voting your WHITE proxy card, please contact:

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

Telephone: (212) 297-0720

Toll-Free: (877) 259-6290

Email: Info@okapipartners.com

About Rent-A-Center, Inc.

A rent-to-own industry leader, Plano, Texas-based, Rent-A-Center, Inc., is focused on improving the quality of life for its customers by providing them the opportunity to obtain ownership of high-quality, durable products such as consumer electronics, appliances, computers, furniture and accessories, under flexible rental purchase agreements with no long-term obligation. Rent-A-Center Franchising International, Inc., a wholly owned subsidiary of the Company, is a national franchiser of approximately 230 rent-to-own stores operating under the trade names of “Rent-A-Center,” “ColorTyme,” and “RimTyme.”

Forward-Looking Statements

This press release and the guidance above contain forward-looking statements that involve risks and uncertainties. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “could,” “estimate,” “should,” “anticipate,” “believe,” or “confident,” or the negative thereof or variations thereon or similar terminology. The Company believes that the expectations reflected in such forward-looking statements are accurate. However, there can be no assurance that such expectations will occur. The Company’s actual future performance could differ materially from such statements. Factors that could cause or contribute to such differences include, but are not limited to: the general strength of the economy and other economic conditions affecting consumer preferences and spending; factors affecting the disposable income available to the Company’s current and potential customers; changes in the unemployment rate; difficulties encountered in improving the financial and operational performance of the Company’s business segments; the Company’s chief executive officer and chief financial officer transitions, including the Company’s ability to effectively operate and execute its strategies during the interim period and difficulties or delays in identifying and/or attracting a permanent chief financial officer with the required level of experience and expertise; failure to manage the Company’s store labor and other store expenses; the Company’s ability to develop and successfully execute strategic initiatives; disruptions, including capacity-related outages, caused by the implementation and operation of the Company’s new store information management system, and its transition to more-readily scalable, “cloud-based” solutions; the Company’s ability to develop and successfully implement digital or E-commerce capabilities, including mobile applications; disruptions in the Company’s supply chain; limitations of, or disruptions in, the Company’s distribution network; rapid inflation or deflation in the prices of the Company’s products; the Company’s ability to execute and the effectiveness of a store consolidation, including the Company’s ability to retain the revenue from customer accounts merged into another store location as a result of a store consolidation; the Company’s available cash flow; the Company’s ability to identify and successfully market products and services that appeal to its customer demographic; consumer preferences and perceptions of the Company’s brand; uncertainties regarding the ability to open new locations; the Company’s ability to acquire additional stores or customer accounts on favorable terms; the Company’s ability to control costs and increase profitability; the Company’s ability to retain the revenue associated with acquired customer accounts and enhance the performance of acquired stores; the Company’s ability to enter into new and collect on its rental or lease purchase agreements; the passage of legislation adversely affecting the Rent-to-Own industry; the Company’s compliance with applicable statutes or regulations governing its transactions; changes in interest rates; adverse changes in the economic conditions of the industries, countries or markets that the Company serves; information technology and data security costs; the impact of any breaches in data security or other disturbances to the Company’s information technology and other networks and the Company’s ability to protect the integrity and security of individually identifiable data of its customers and employees; changes in the Company’s stock price, the number of shares of common stock that it may or may not repurchase, and future dividends, if any; changes in estimates relating to self-insurance liabilities and income tax and litigation reserves; changes in the Company’s effective tax rate; fluctuations in foreign currency exchange rates; the Company’s ability to maintain an effective system of internal controls; the resolution of the Company’s litigation; and the other risks detailed from time to time in the Company’s SEC reports, including but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2016, and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by law, the Company is not obligated to publicly release any revisions to these forward-looking statements to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

The Company, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at Rent-A-Center’s 2017 Annual Meeting. On April 27, 2017, the Company filed its definitive proxy statement (as it may be amended from time to time, the “Proxy Statement”) and definitive form of WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) with respect to its 2017 Annual Meeting. The Company’s stockholders are strongly encouraged to read the Proxy Statement, the accompanying WHITE proxy card and other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information. Additional information regarding the identity of participants, and their direct or indirect interests (by security holdings or otherwise) is set forth in the Proxy Statement. Stockholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by the Company with the SEC free of charge at the SEC’s website at www.sec.gov. Copies also will be available free of charge at the Company’s website at www.rentacenter.com, by contacting the Company’s Investor Relations at 972-801-1100 or by contacting the Company’s proxy solicitor, Okapi Partners LLC, toll free at 1-877-259-6290.

Contacts

Investors:

Maureen Short

Interim Chief Financial Officer

972-801-1899

maureen.short@rentacenter.com

and

Okapi Partners LLC

Bruce H. Goldfarb / Chuck Garske / Teresa Huang

212-297-0720

Media:

Joele Frank, Wilkinson Brimmer Katcher

Kelly Sullivan / James Golden / Matthew Gross

212-355-4449

TIME IS SHORT!
VOTE “FOR” THE EXECUTION OF THE BOARD’S STRATEGIC PLAN AND “FOR” YOUR BOARD’S NOMINEES ON THE WHITE CARD TODAY –
BY SIGNING, DATING AND RETURNING THE WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED
DEAR RENT-A-CENTER STOCKHOLDER,
We are less than three weeks away from the 2017 Rent-A-Center Annual Meeting of Stockholders, on June 8, 2017. As you know, activist hedge fund Engaged Capital, LLC (“Engaged Capital”) is seeking to replace three of our highly-qualified and accomplished directors with three of its own hand-picked nominees. We urge you to protect the value of your investment by voting for the Company’s slate of Directors — as Engaged Capital’s slate lacks the requisite skills, experience and commitment to best protect your interests.
In seeking representation on the Rent-A-Center Board, Engaged Capital is acting solely in its own interests and at the expense of all other Rent-A-Center stockholders. As a testament to Engaged Capital’s lack of understanding of Rent-A-Center’s business and industry, its only proposal has been to pursue an opportunistic, self-serving sale process at a time when the Company is undergoing a significant operational transformation. Engaged Capital’s sale proposal is not surprising given its short-term focus. The hedge fund first took a stake in Rent-A-Center in October 2016 and continued to build its position while the Company’s shares were trading at multi-year lows.
Notwithstanding Engaged Capital’s short-term time horizon and interest, the Rent-A-Center Board and management team have held extensive discussions with Engaged Capital in an effort to maintain a constructive dialogue and reach a resolution that would have avoided the disruption and expense of a contested election. In fact, the Rent-A-Center Board even offered two director seats to Engaged Capital, which Engaged Capital promptly rejected. Following this rejection, Engaged Capital has expressed no interest in negotiating with the Rent-A-Center Board to reach an amiable resolution, which further demonstrates its singular focus on solely advancing its own interests at the expense of all other Rent-A-Center stockholders.
We urge you to protect the value of your investment in Rent-A-Center and vote “FOR” all three of the Company’s experienced and highly-qualified director candidates — Mark E. Speese, Jeffery M. Jackson and Leonard H. Roberts — on the WHITE proxy card TODAY.
YOUR VOTE IS PROTECT YOUR INVESTMENT — VOTE THE ENCLOSED WHITE PROXY CARD TODAY “FOR” THE COMPANY’S HIGHLY-QUALIFIED VERY IMPORTANT AND EXPERIENCED DIRECTOR NOMINEES

ENGAGED CAPITAL: SHORT-TERM FOCUS AND HISTORY OF STOCKHOLDER VALUE DESTRUCTION
ENGAGED CAPITAL IS A SHORT-TERM FOCUSED ACTIVIST HEDGE FUND WITH A HISTORY OF DESTROYING STOCKHOLDER VALUE.
Short-term investor Engaged Capital exited its ten most recent activist campaigns after an average holding period of only ~13 months.1
Consistent value destruction Companies at which Engaged Capital has secured a Board seat have underperformed the S&P 500 index by an average of 7.8% from the time of Engaged Capital’s new director appointments. Excluding those companies that were sold subsequent to Engaged Capital’s new director appointments, underperformance relative to the S&P 500 was an average of 20.7%.2
The following illustrates outcomes for stockholders in three situations in which Engaged Capital has been involved in companies and that involvement has created adverse results for stockholders:
Relative Total Stockholder Return Underperformance vs. S&P 500 Following Engaged Capital’s Appointment to Board3,4
+33.5% +22.2% +16.9% (11.7%)
S&P 500 Index Gain
Company Stock Decline
(50.5%) (60.8%)
4 BOARD SEATS 1 BOARD SEAT 1 BOARD SEAT
UNDERPERFORMANCE
VS. MARKET (94.3%) (72.7%) (28.6%)
In short, Engaged Capital has a track record of running short-term attacks on companies using aggressive rhetoric and dubious claims that ultimately result in poor returns for all stockholders.
1 Uses stake at 13F reporting dates to determine ownership; campaigns at: Volcano Corp., Silicon Image, Rentech, Outerwall, Oplink Communications, HeartWare International, Boulder Brands, Big 5 Sporting Goods, Aerovironment, Abercrombie & Fitch.
2 Calculated as total compound stockholder return from time of Engaged nominee appointment through the present (or, in the case of a sale, through the closing date), including dividend reinvestment.
3 Source: Company filings, FactSet, as of 5/17/17. Data runs from date Engaged Capital joined each Board (Abercrombie & Fitch: 6/19/14; Jamba Juice: 1/13/15; TriMas: 2/25/15) through close of market 5/17/17.
4 These investment illustrations do not capture the possible corporate governance risks that may arise if Engaged Capital’s nominees are elected to the Rent-A-Center Board. For example, Jeffrey J. Brown, one of Engaged Capital’s nominees, was a director of RCS Capital Corp. during the same period when (a) that company filed bankruptcy, and (b) one of its subsidiaries settled stockholder voting fraud charges and surrendered its broker-dealer licenses at the state and federal levels.

ENGAGED CAPITAL HAS DEMONSTRATED **ZERO UNDERSTANDING OF RENT-A-CENTER'S BUSINESS** AND HAS OFFERED NO PLAN BEYOND RUNNING A SELF-SERVING SALE PROCESS

The Rent-A-Center Board of Directors takes its fiduciary responsibilities to stockholders seriously. The Board regularly reviews the Company's strategic priorities and opportunities, and assesses them against a variety of strategic options. **Everything we do is in the context of creating value for ALL of our stockholders.**

The Rent-A-Center Board thoroughly reviewed Engaged Capital's single, self-serving suggestion of immediately launching an opportunistic sale process. The Board determined that continuing to execute on our strategic plan will deliver substantially more value to all stockholders than conducting a sale process at this time, which will only transfer that upside to any potential buyers. Aside from an outright sale of the Company, **Engaged Capital has offered NO plan, NO ideas and NO strategy to drive value for stockholders**.

We believe that voting for Engaged Capital's nominees is a vote for value destruction and would usurp the opportunity for Rent-A-Center stockholders to share in the upside embedded in the strategic plan, which is well underway and already delivering significant progress. **It's clear to us that Engaged Capital is pursuing a campaign solely for its own benefit, which will not maximize value for all Rent-A-Center stockholders.**

Rent-A-Center Board and Management Turnaround Plan Already Producing Results	Engaged Capital: NO Operating Plan, NO Ideas, NO Strategy
Rent-A-Center has a comprehensive turnaround plan carefully designed to grow and improve all segments of the business	Engaged Capital has not demonstrated an understanding of Rent-A-Center's business, the "rent-to-own" industry or the attractive stockholder value potential embedded in our strategic plan
Plan was developed via a thoughtful and thorough process with input from the entire Board and senior management team	Engaged Capital has offered no view on an operating strategy
Plan includes specific, highly-actionable items the Company has and will continue to pursue in each of its segments to turn the business around and drive value for all stockholders	Engaged Capital's only proposal is to sell the Company now to benefit itself, while shares are trading near multi-year lows
Strategic plan has already produced positive results and is being overseen by an experienced, independent and diverse Board that is committed to driving change and progress	Selling the Company today would deprive existing stockholders of the significant upside embedded in the Board's strategic plan

PROTECT YOUR INVESTMENT — VOTE THE ENCLOSED WHITE PROXY CARD TODAY

In order to preserve the value of your investment and ensure the Company continues to execute on its strategic plan, it is important to support the Rent-A-Center Board's compelling slate of nominees. Engaged Capital's nominees will answer to only one stockholder and blindly pursue its agenda to immediately run an opportunistic sale process, despite how value destructive it may be for our stockholders other than Engaged Capital.

Your Board unanimously recommends that stockholders vote **"FOR"** Rent-A-Center's three highly-qualified candidates — **Mark E. Speese, Jeffery M. Jackson and Leonard H. Roberts** — for election at the Company's Annual Meeting, which is a vote in favor of a Board that is committed to acting in your best interests.

We urge you to protect the value of your investment and disregard Engaged Capital's self-serving campaign by simply discarding any blue proxy card that you may receive from Engaged Capital. Instead, please use the enclosed **WHITE** proxy card to vote **"FOR"** your Board's nominees **TODAY** — by signing, dating and returning the **WHITE** proxy card in the postage-paid envelope provided.

Thank you for your continued support.

The Rent-A-Center Board of Directors:

MARK E. SPEESE
JEFFERY M. JACKSON
STEVEN L. PEPPER
RISHI GARG
MICHAEL J. GADE
J.V. LENTELL
LEONARD H. ROBERTS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN
If you have questions, need assistance in voting your shares, or wish to change a prior vote, please contact:
PLEASE VOTE TODAY BY TELEPHONE, OKAPI PARTNERS VIA THE INTERNET OR BY SIGNING,
Telephone (212) 297-0720
DATING AND RETURNING THE
Toll-Free (877) 259-6290
ENCLOSED WHITE PROXY CARD.
Email Info@okapipartners.com
Forward-Looking Statements
This presentation and the guidance above contain forward-looking statements that involve risks and uncertainties. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “could,” “estimate,” “should,” “anticipate,” “believe,” or “confident,” or the negative thereof or variations thereon or similar terminology. The Company believes that the expectations reflected in such forward-looking statements are accurate. However, there can be no assurance that such expectations will occur. The Company’s actual future performance could differ materially from such statements. Factors that could cause or contribute to such differences include, but are not limited to: the general strength of the economy and other economic conditions affecting consumer preferences and spending; factors affecting the disposable income available to the Company’s current and potential customers; changes in the unemployment rate; difficulties encountered in improving the financial and operational performance of the Company’s business segments; the Company’s chief executive officer and chief financial officer transitions, including the Company’s ability to effectively operate and execute its strategies during the interim period and difficulties or delays in identifying and/or attracting a permanent chief financial officer with the required level of experience and expertise; failure to manage the Company’s store labor and other store expenses; the Company’s ability to develop and successfully execute strategic initiatives; disruptions, including capacity-related outages, caused by the implementation and operation of the Company’s new store information management system, and its transition to more-readily scalable, “cloud-based” solutions; the Company’s ability to develop and successfully implement digital or E-commerce capabilities, including mobile applications; disruptions in the Company’s supply chain; limitations of, or disruptions in, the Company’s distribution network; rapid inflation or deflation in the prices of the Company’s products; the Company’s ability to execute and the effectiveness of a store consolidation, including the Company’s ability to retain the revenue from customer accounts merged into another store location as a result of a store consolidation; the Company’s available cash flow; the Company’s ability to identify and successfully market products and services that appeal to its customer demographic; consumer preferences and perceptions of the Company’s brand; uncertainties regarding the ability to open new locations; the Company’s ability to acquire additional stores or customer accounts on favorable terms; the Company’s ability to control costs and increase profitability; the Company’s ability to retain the revenue associated with acquired customer accounts and enhance the performance of acquired stores; the Company’s ability to enter into new and collect on its rental or lease purchase agreements; the passage of legislation adversely affecting the Rent-to-Own industry; the Company’s compliance with applicable statutes or regulations governing its transactions; changes in interest rates; adverse changes in the economic conditions of the industries, countries or markets that the Company serves; information technology and data security costs; the impact of any breaches in data security or other disturbances to the Company’s information technology and other networks and the Company’s ability to protect the integrity and security of individually identifiable data of its customers and employees; changes in the Company’s stock price, the number of shares of common stock that it may or may not repurchase, and future dividends, if any; changes in estimates relating to self-insurance liabilities and income tax and litigation reserves; changes in the Company’s effective tax rate; fluctuations in foreign currency exchange rates; the Company’s ability to maintain an effective system of internal controls; the resolution of the Company’s litigation; and the other risks detailed from time to time in the Company’s SEC reports, including but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2016, and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as required by law, the Company is not obligated to publicly release any revisions to these forward-looking statements to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.
Additional Information and Where to Find It
The Company, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at Rent-A-Center’s 2017 Annual Meeting. On April 27, 2017, the Company filed its definitive proxy statement (as it may be amended from time to time, the “Proxy Statement”) and definitive form of WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) with respect to its 2017 Annual Meeting. The Company’s stockholders are strongly encouraged to read the Proxy Statement, the accompanying WHITE proxy card and other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information. Additional information regarding the identity of participants, and their direct or indirect interests (by security holdings or otherwise) is set forth in the Proxy Statement. Stockholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by the Company with the SEC free of charge at the SEC’s website at www.sec.gov. Copies also will be available free of charge at the Company’s website at www.rentacenter.com, by contacting the Company’s Investor Relations at 972-801-1100 or by contacting the Company’s proxy solicitor, Okapi Partners LLC, toll free at 1-877-259-6290.